UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 22, 2021

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Kansas Avenue,	Topeka	Kansas	66603
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFFN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
On January 22, 2021, Capitol Federal Financial, Inc. (the "Company") issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing the availability of the Company's Annual Meeting of Stockholders (the "Annual Meeting") presentation on the Company’s website at 10:00 a.m. central time on January 26, 2021.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99 – Press release announcing availability of Annual Meeting presentation dated January 22, 2021
Exhibit 104 – Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 22, 2021	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer